UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 13, 2005

Date of Report (Date of earliest event reported)

VYYO INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-30189	94-3241270
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

4015 Miranda Avenue, First Floor

Palo Alto, California 94304

(Address of principal executive offices, including zip code)

(650) 319-4000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement

On May 13, 2005, Vyyo entered into a letter agreement with Michael Corwin, its President and Chief Operating Officer, confirming that Mr. Corwin will take a leave of absence from the Company for health reasons for a period of up to nine months. Mr. Corwin will remain associated with the Company but will no longer be a reporting person under Section 16 of the Securities Exchange Act of 1934.

The foregoing summary description of the terms of the letter agreement by its nature is incomplete. It is qualified in the entirety by the text of the agreement, which is attached hereto as Exhibit 10.1.

(c)	Exhibits

The following exhibits are filed herewith:

10.1	Letter agreement between Vyyo Inc. and Mr. Corwin dated May 13, 2005.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VYYO INC.

Date: May 18, 2005	By:	/s/ Arik Levi
Arik Levi
Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Exhibit
10.1	Letter agreement between Vyyo Inc. and Mr. Corwin dated May 13, 2005.

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